UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

People’s United Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEOPLE’S UNITED FINANCIAL, INC.

Bridgeport Center

850 Main Street

Bridgeport, Connecticut 06604

Explanatory Note

The proxy statement previously provided to shareholders of People’s United Financial, Inc. in connection with the 2008 Annual Meeting includes tables showing the estimated value of payments and benefits that would have been paid to each of the five executive officers who are named in the proxy statement if their employment had terminated on December 31, 2007 for various specified reasons. We recently discovered that these tables, which appear on pages 42 through 45 of the proxy statement, inadvertently included some inaccurate information. The purpose of this filing is to correct these inaccuracies.

Corrected Tables

Tables revised to reflect corrected information for each of the named executive officers are presented on the following pages. The revised tables should be substituted for the corresponding tables appearing in the proxy statement.

Corrections have been made to the affected tables as follows:

•

for Mr. Klein, the value shown for restricted stock, the total value shown for equity-based compensation and the grand total shown for all forms of compensation in the columns headed “Death”, “Disability”, and “Retirement” have been corrected (page 42 of the proxy statement);

•

for Mr. Sherringham, the total value shown for equity-based compensation and the grand total shown for all forms of compensation in the column headed “Change in Control” have been corrected, as has the grand total shown for all forms of compensation in the columns headed “Death” and “Disability” (page 43 of proxy statement);

•

for Mr. D’Amore, the grand total shown for all forms of compensation in the column headed “Death” has been corrected, as has the total value shown for health and welfare, the total value shown for other benefits, and the grand total shown for all forms of compensation in the column headed “Change in Control” (page 43 of proxy statement);

•

for Mr. Dreyer, the grand total shown for all forms of compensation in the column headed “Voluntary” has been corrected, as has the total value shown for health and welfare, the total value shown for other benefits, and the grand total shown for all forms of compensation in the column headed “Change in Control” (page 44 of proxy statement); and

•	for Mr. Kosturko, the grand total shown for all forms of compensation in the column headed “Voluntary” has been corrected (page 45 of proxy statement).

Revised tables appear on the next four pages.

	John A. Klein(1)
Benefit	Voluntary	For Cause	Death(2)		Disability	Retirement	Without Cause	Change in Control
Cash Severance	$—	$—	$—		$—	$—	$4,857,143	$—
Cash LTIP Award	$—	$—	$—		$—	$—	$—	$—
Equity(3)
Restricted Stock	$—	$—	$8,195,087		$8,195,087	$2,309,283	$—	$15,837,408
Unexercisable Options	—	—	255,897		255,897	255,897	$—	255,897
Total	$—	$—	$8,450,984		$8,450,984	$2,565,180	$—	$16,093,305
Retirement Benefits(4)
DB Plans(5)	$479,268	$479,268	$553,713	(6)	$479,268	$479,268	$665,447	$665,447
Split-Dollar Cash Value Restoration Plan	$254,968	$—	$—		$254,968	$254,968	$254,968	$254,968
Other Benefits
Health & Welfare	$—	$—	$—		$—	$—	$20,002	$—
Tax Gross-Ups	$191,304	$—	$—		$191,304	$191,304	$191,304	$191,304
Total	$191,304	$—	$—		$191,304	$191,304	$211,306	$191,304
Grand Total	$925,540	$479,268	$9,004,697		$9,376,524	$3,490,720	$5,988,864	$17,205,024

(1)	As previously noted, Mr. Klein died on January 25, 2008. Amounts payable to his estate and beneficiaries have been paid or are in the process of being paid.

(2)	Does not include the proceeds from any employer-paid life insurance policies.

(3)	Based on the closing price of People’s United Financial’s common stock on December 31, 2007 ($17.80).

(4)	To the extent any portion of this benefit would be payable from the Enhanced Senior Pension Plan, that benefit will be reduced (but not below zero) by the amount, if any, the executive is entitled to receive from any qualified defined benefit plan maintained by that executive’s previous employer(s). The amounts set forth in the table do not reflect any such possible reductions.

(5)	Annual accrued benefit for single life annuity at age 65 calculated as of the measurement date for the defined benefit retirement plan (September 30, 2007) assuming payments would have commenced on October 1, 2007. In the event of a change in control, the executive officer’s benefits under the retirement plan are immediately vested and the officer is credited with an additional three years of service.

(6)	Death benefit is calculated based on age and years of service at date of death.

	Philip R. Sherringham
Benefit	Voluntary	For Cause	Death(1)	Disability	Without Cause	Change in Control
Cash Severance	$—	$—	$—	$—	$—	$—
Cash LTIP Award	$—	$—	$—	$—	$—	$—
Equity(2)
Restricted Stock	$—	$—	$4,721,976	$4,721,976	$—	$7,581,220
Unexercisable Options	—	—	284,813	284,813	$—	284,813
Total	$—	$—	$5,006,789	$5,006,789	$—	$7,866,033
Retirement Benefits(3)
DB Plans	$—	$—	$—	$—	$—	$—
Split-Dollar Cash Value Restoration Plan	$—	$—	$—	$—	$—	$—
Other Benefits
Health & Welfare	$—	$—	$—	$—	$—	$—
Tax Gross-Ups	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Grand Total	$—	$—	$5,006,789	$5,006,789	$—	$7,866,033

(1)	Does not include the proceeds from any employer-paid life insurance policies.

(2)	Based on the closing price of People’s United Financial’s common stock on December 31, 2007 ($17.80).

(3)	Mr. Sherringham has not yet vested in any benefit under the retirement plans.

	Robert R. D’Amore
Benefit	Voluntary	For Cause	Death(1)		Disability	Without Cause	Change in Control
Cash Severance	$—	$—	$—		$—	$—	$—
Cash LTIP Award	$—	$—	$—		$—	$—	$—
Equity(2)
Restricted Stock	$—	$—	$3,502,104		$3,502,104	$—	$6,340,342
Unexercisable Options	—	—	142,406		142,406	$—	142,406
Total	$—	$—	$3,644,510		$3,644,510	$—	$6,482,748
Retirement Benefits(3)
DB Plans(4)	$—	$—	$64,109	(5)	$—	$—	$—
Split-Dollar Cash Value Restoration Plan	$37,180	$—	$—		$37,180	$37,180	$37,180
Other Benefits
Health & Welfare	$—	$—	$—		$—	$—	$—
Tax Gross-Ups	$30,258	$—	$—		$30,258	$30,258	$30,258
Total	$30,258	$—	$—		$30,258	$30,258	$30,258
Grand Total	$67,438	$—	$3,708,619		$3,711,948	$67,438	$6,550,186

(1)	Does not include the proceeds from any employer-paid life insurance policies.

(2)	Based on the closing price of People’s United Financial’s common stock on December 31, 2007 ($17.80).

(3)	To the extent any portion of this benefit would be payable from the Enhanced Senior Pension Plan, that benefit will be reduced (but not below zero) by the amount, if any, the executive is entitled to receive from any qualified defined benefit plan maintained by that executive’s previous employer(s). The amounts set forth in the table do not reflect any such possible reductions.

(4)	Annual accrued benefit for single life annuity at age 65 calculated as of the measurement date for the defined benefit retirement plan (September 30, 2007) assuming payments would have commenced on October 1, 2007. In the event of a change in control, the executive officer’s benefits under the retirement plan are immediately vested and the officer is credited with an additional three years of service.

(5)	Death benefit is calculated based on age and years of service at date of death.

	Brian F. Dreyer
Benefit	Voluntary	For Cause	Death(1)		Disability	Without Cause	Change in Control
Cash Severance	$—	$—	$—		$—	$—	$—
Cash LTIP Award	$—	$—	$—		$—	$—	$—
Equity(2)
Restricted Stock	$—	$—	$3,002,605		$3,002,605	$—	$5,458,762
Unexercisable Options	—	—	142,406		142,406	$—	142,406
Total	$—	$—	$3,145,011		$3,145,011	$—	$5,601,168
Retirement Benefits(3)
DB Plans(4)	$170,909	$170,909	$141,693	(5)	$170,909	$170,909	$170,909
Split-Dollar Cash Value Restoration Plan	$86,543	$—	$—		$86,543	$86,543	$86,543
Other Benefits
Health & Welfare	$—	$—	$—		$—	$—	$—
Tax Gross-Ups	$72,068	$—	$—		$72,068	$72,068	$72,068
Total	$72,068	$—	$—		$72,068	$72,068	$72,068
Grand Total	$329,520	$170,909	$3,286,704		$3,474,531	$329,520	$5,930,688

(1)	Does not include the proceeds from any employer-paid life insurance policies.

(2)	Based on the closing price of People’s United Financial’s common stock on December 31, 2007 ($17.80).

(3)	To the extent any portion of this benefit would be payable from the Enhanced Senior Pension Plan, that benefit will be reduced (but not below zero) by the amount, if any, the executive is entitled to receive from any qualified defined benefit plan maintained by that executive’s previous employer(s). The amounts set forth in the table do not reflect any such possible reductions.

(4)	Annual accrued benefit for single life annuity at age 65 calculated as of the measurement date for the defined benefit retirement plan (September 30, 2007) assuming payments would have commenced on October 1, 2007. In the event of a change in control, the executive officer’s benefits under the retirement plan are immediately vested and the officer is credited with an additional three years of service.

(5)	Death benefit is calculated based on age and years of service at date of death.

	William T. Kosturko
Benefit	Voluntary	For Cause	Death(1)		Disability	Without Cause	Change in Control
Cash Severance	$—	$—	$—		$—	$—	$1,351,963
Cash LTIP Award	$—	$—	$—		$—	$—	$199,588
Equity(2)
Restricted Stock	$—	$—	$2,196,103		$2,196,103	$—	$3,942,718
Unexercisable Options	—	—	91,977		91,977	$—	91,977
Total	$—	$—	$2,288,080		$2,288,080	$—	$4,034,695
Retirement Benefits(3)
DB Plans(4)	$150,625	$150,625	$141,693	(5)	$150,625	$150,625	$150,625
Split-Dollar Cash Value Restoration Plan	$52,949	$—	$—		$52,949	$52,949	$52,949
Other Benefits
Health & Welfare	$—	$—	$—		$—	$—	$20,002
Tax Gross-Ups	$43,092	$—	$—		$43,092	$43,092	$43,092
Total	$43,092	$—	$—		$43,092	$43,092	$63,094
Grand Total	$246,666	$150,625	$2,429,773		$2,534,746	$246,666	$5,852,914

(1)	Does not include the proceeds from any employer-paid life insurance policies.

(2)	Based on the closing price of People’s United Financial’s common stock on December 31, 2007 ($17.80).

(3)	To the extent any portion of this benefit would be payable from the Enhanced Senior Pension Plan, that benefit will be reduced (but not below zero) by the amount, if any, the executive is entitled to receive from any qualified defined benefit plan maintained by that executive’s previous employer(s). The amounts set forth in the table do not reflect any such possible reductions.

(4)	Annual accrued benefit for single life annuity at age 65 calculated as of the measurement date for the defined benefit retirement plan (September 30, 2007) assuming payments would have commenced on October 1, 2007. In the event of a change in control, the executive officer’s benefits under the retirement plan are immediately vested and the officer is credited with an additional three years of service.

(5)	Death benefit is calculated based on age and years of service at date of death.

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